UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 4, 2008
Date of Report

September 2, 2008
(Date of Earliest Event Reported)

AMERIWEST ENERGY CORP.

(Exact name of Registrant as Specified in its Charter)

123 West 1st Ave., Suite 215,
Casper, WY 82601
(Address of Principal Executive Offices)

Tel: (307) 266-4409
(Registrant's Telephone Number)

Nevada	000-52034	98-0359930
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At a September 2, 2008 special meeting, the shareholders of Ameriwest Energy Corp. (the "Company"), approved the adoption of the Company's 2008 Equity Incentive Plan (the "2008 Plan").

The 2008 Plan may be administered by the Board of Directors or another committee appointed by the Board from among its members as provided in the 2008 Plan. Presently, however, it is anticipated that the 2008 Plan, will be administered by the Board (the “Administrator”).

Under the 2008 Plan, the Administrator is authorized to grant awards to employees, directors and officers of, or consultants to, the Company or any of its subsidiaries and to determine the number and types of such awards and the terms, conditions, vesting and other limitations applicable to each such award. In addition, the Administrator has the power to interpret the 2008 Plan and to adopt such rules and regulations as it considers necessary or appropriate for purposes of administering the 2008 Plan.

The following types of awards or any combination of them may be granted under the 2008 Plan: (i) incentive stock options, (ii) non-qualified stock options, and (iii) stock grants. The maximum number of shares of Common Stock with respect to which awards may be granted to any individual participant under the 2008 Plan during each of the Company's fiscal years will not exceed 750,000 shares, subject to certain adjustments.

The aggregate number of shares of Common Stock reserved for awards under the 2008 Plan is 5,400,000 shares, subject to adjustments for stock splits, recapitalizations and other specified events. Such shares may be treasury shares or authorized but unissued shares. If any outstanding award is cancelled, forfeited, or surrendered to the Company, shares of Common Stock allocable to such award may again be available for awards under the 2008 Plan. Incentive stock options may be granted only to participants who are employees of the Company or any of its subsidiaries on the date of the grant, and non-qualified stock options may be granted to any participant in the 2008 Plan. No stock option granted under the 2008 Plan will be exercisable later than ten years after the date it is granted.

The description of the 2008 Plan described in this report does not purport to be complete and is qualified in its entirety by the language in the 2008 Plan, which is incorporated herein by reference to Appendix A of the Company's definitive revised proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIWEST ENERGY CORP.

By: /s/ Walter Merschat
Walter Merschat, Chief Executive Officer

Dated: September 3, 2008